BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund

(the “Fund”)

Supplement dated May 22, 2015 to the Prospectus dated October 28, 2014

Effective immediately, the following changes are made to the Fund’s Prospectus:

The strategy entitled “Tender Option Bonds and Related Securities” in the section of the Fund’s Prospectus entitled “Details About the Funds—How Each Fund Invests—High Yield Fund Other Strategies” is deleted in its entirety and replaced with the following:

Tender Option Bonds and Related Securities — The High Yield Fund may leverage its assets through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the Fund. The Fund may invest in TOB Residuals and may also invest in TOB Floaters. The Fund will look through to the underlying municipal bond held by a TOB Trust for purposes of the Fund’s 80% policy.

The risk factor entitled “Tender Option Bonds and Related Securities Risk (National Fund Principal Risk; High Yield Fund Other Risk)” in the section of the Fund’s Prospectus entitled “Details About the Funds—Investment Risks—Principal Risks of Investing in a Fund” is deleted in its entirety and replaced with the following:

Tender Option Bonds and Related Securities Risk (National Fund Principal Risk; High Yield Fund Other Risk) — The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest in TOB Trusts on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

Shareholders should retain this Supplement for future reference.